 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  January 5, 2017

 LEO MOTORS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53525	81-4108026
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

ES Tower 7F, Teheranro 52 Gil 17, Gangnamgu, Seoul	06212
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

Prior Independent Registered Public Accounting Firm

On January 5, 2017, Leo Motors, Inc. (the "Company") was notified that Scrudato & Co., PA ("Scrudato"), the Company's independent registered public accounting firm, had had its PCAOB license revoked.  The Company therefore terminated its engagement of Scrudato and notified Scrudato of its dismissal.

The reports of Scrudato on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2014 and 2015, and for the subsequent period through the date of this report, there were no disagreements with Scrudato on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scrudato, would have caused Scrudato to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. Additionally, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Scrudato furnish it with a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter dated January 5, 2017 is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On January 5, 2017, the Company engaged DLL CPAs, LLC ("DLL") to serve as the Company's independent registered public accounting firm, effective January 5, 2017. During the Company's two most recent fiscal years and through the date of this report, the Company did not consult with DLL regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company's financial statements by DLL, in either case where a written report or oral advice provided by DLL that DLL determined would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (c) any other matter that was the subject of a disagreement between the Company and its former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

16.1       Letter dated January 5, 2017 from Scrudato & Co., PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: January 5, 2017	By: /s/Shi Chul Kang
Shi Chul Kang
Co-Chief Executive Officer

By: /s/ Jun Heng Park
Jun Heng Park
Co-Chief Executive Officer